FIRM TRANSPORTATION SERVICE AGREEMENT


THIS AGREEMENT is made and entered into this 13th day of October, 1994 by and between

PACIFIC GAS TRANSMISSION COMPANY, a California corporation
(hereinafter referred to as "PGT")

                              and

SAN DIEGO GAS & ELECTRIC COMPANY, a California corporation existing under the laws of the State of California, (hereinafter referred to as "Shipper").

WHEREAS, PGT owns and operates a natural gas pipeline transmission system which extends from a point of interconnection with the pipeline facilities of Alberta Natural Gas Company Ltd. (ANG) at the International Boundary near Kingsgate, British Columbia, through the states of Idaho, Washington and Oregon to a point of interconnection with Pacific Gas and Electric Company at the Oregon-California border near Malin, Oregon; and

WHEREAS, Shipper desires PGT, on a firm basis, to transport certain quantities of natural gas as specified on Exhibit A of this Agreement; and

WHEREAS, PGT is willing to transport certain quantities of natural gas for Shipper, on a firm basis,

NOW, THEREFORE, the parties agree as follows:


                      I.  GOVERNMENTAL AUTHORITY

1.1 This Firm Transportation Agreement ("Agreement") is made pursuant to the regulations of the Federal Energy Regulatory
Commission (FERC) contained in 18 CFR Part 284, as amended from time to time.

1.2 This Agreement is subject to all valid legislation with respect to the subject matters hereof, either state or federal, and to all valid present and future decisions, orders, rules, regulations and ordinances of all duly constituted governmental authorities having jurisdiction.


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                     I.  GOVERNMENTAL AUTHORITY
                           (continued)

      1.3 Shipper shall reimburse PGT for any and all FERC filing fees incurred by PGT in seeking governmental authorization for the initiation, extension, or termination of service under this Agreement and Rate Schedule FTS-1. Shipper shall reimburse PGT for such fees at PGT's designated office within ten (10) days of receipt of notice from PGT that such fees are due and payable. Additionally, Shipper shall reimburse PGT for any and all penalty fees or fines assessed PGT by either the government of the United States or Canada caused strictly by the negligence of Shipper or Shipper's Agent in not obtaining all proper Canadian and U.S. domestic import/export licenses, surety bonds or any other documents and approvals related to the Canadian exportation and subsequent domestic importation of natural gas transported by PGT hereunder.

             II.  QUANTITY OF GAS AND PRIORITY OF SERVICE

     2.1 Subject to the terms and provisions of this Agreement and PGT's Transportation General Terms and Conditions contained in PGT's FERC Gas Tariff, First Revised Volume No. 1-A or superseding tariff(s) (Transportation General Terms and Conditions) applicable to Rate Schedule FTS-1 or superseding rate schedule(s) (Effective Rate Schedule) daily receipts of gas by PGT from Shipper at the point(s) of receipt shall be equal to daily deliveries of gas by PGT to Shipper at the point(s) of delivery; provided, however, Shipper shall deliver to PGT an additional quantity of natural gas at the point(s) of receipt as compressor station fuel, line loss and unaccounted for gas as specified in the Statement of Effective Rates and Charges of PGT's FERC Gas Tariff, First Revised Volume No. 1-A or superseding tariff(s) (Statement of Effective Rates and Charges). Any limitations of the quantities to be received from each point of receipt and/or delivered to each point of delivery shall be as specified on the Exhibit A attached hereto.

     2.2 The maximum quantities of gas to be delivered by PGT for Shipper's account at the point(s) of delivery are set forth in Exhibit A.

     2.3 In providing service to its existing or new customers, PGT will use the priorities of service specified in Paragraph 18 of PGT's Transportation General Terms and Conditions on file with the FERC.

     2.4 Prior to initiation of service, Shipper shall provide PGT with any information required by the FERC, as well as all information identified in PGT's Transportation General Terms and Conditions applicable to the Effective Rate Schedule.

                          III.  TERM OF AGREEMENT

     3.1 This Agreement shall become effective _________________, and shall continue in full force and effect until October 31, 2023 (Initial
Term). Thereafter, this Agreement shall continue in full force and effect from year to year (Subsequent Term) unless either party gives twelve (12) months prior written notice of its desire to terminate this Agreement.

     3.2 Neither party may terminate this Agreement during the Initial Term except as provided by Paragraph 6.9 of this Agreement.

                 IV.  POINTS OF RECEIPT AND DELIVERY

      4.1 The point(s) of receipt of gas deliveries to PGT is/are as designated in Exhibit A, attached hereto.

      4.2 The point(s) of delivery of gas to Shipper is/are as designated in Exhibit A, attached hereto.

      4.3 Shipper shall deliver or cause to be delivered to PGT the gas to be transported hereunder at pressures sufficient to deliver such gas into PGT's system at the point(s) of receipt. PGT shall deliver the gas to be transported hereunder to or for the account of Shipper at the pressures existing in PGT's system at the point(s) of delivery.

     4.4 Pursuant to PGT's Transportation General Terms and Conditions, Shipper may designate other receipt and/or delivery points as secondary receipt and/or delivery points.

                      V.  OPERATING PROCEDURES

     5.1 Both PGT's and Shipper's performance hereunder shall be subject to and must conform with all applicable operating procedures contained in PGT's Transportation General Terms and Conditions.

     5.2 PGT shall have the right to interrupt or curtail the transport of gas for the account of Shipper pursuant to PGT's Transportation General Terms and Conditions.

                   VI. RATE(S), RATE SCHEDULES, AND
               GENERAL TERMS AND CONDITIONS OF SERVICE

     6.1 Shipper shall pay PGT each month for services rendered pursuant to this Agreement in accordance with the, Effective Rate
Schedule, on file with and subject to the jurisdiction of the FERC.

     6.2 Shipper shall provide PGT each month with gas for compressor station fuel, line loss and other unaccounted for gas associated with this transportation service provided herein in accordance with PGT's Statement of Effective Rates and Charges on file with. and subject to the jurisdiction of the FERC.

     6.3 This Agreement in all respects shall be and remains subject to the applicable provisions of the Effective Rate Schedule and of the applicable Transportation General Terms and Conditions , all of which are by this reference made a part hereof.

     6.4 PGT shall have the right from time to time to propose and file with the FERC such changes in the rates and charges applicable to transportation services pursuant to this Agreement, the rate schedule(s) under which this service is hereunder provided, or any provisions of PGT's Transportation General Terms and Conditions applicable to such services. Shipper shall have the right to protest any such changes proposed by PGT and to exercise any other rights that Shipper may have with respect thereto.

     6.5 If PGT fails to deliver to Malin, Oregon ninety-five percent (95%) or more of the aggregate Confirmed Daily Nominations (as hereinafter defined) of all Converting Shippers with a Malin primary delivery point receiving service under the Effective Rate Schedule (hereinafter referred to as the "Non-Deficiency Amount") for more than twenty-five (25) days in any given Contract Year, then for each day during that Contract Year in excess of twenty-five (25) days that PGT so fails to deliver the Non-Deficiency Amount (a "Credit Day"), Converting Shipper shall be entitled to a Reservation Charge Credit calculated in the manner hereinafter set forth.
          For the purpose of this Paragraph 6.5, Confirmed Daily Nomination shall mean for any day, the lesser of (i) Converting Shipper's Maximum Daily Quantity or (ii) the actual quantity of gas that the connecting pipeline upstream of PGT is capable of delivering for Converting Shipper's account to PGT at Converting Shipper's primary point(s) of receipt on PGT less Converting Shipper's requirement to provide compressor fuel and line losses under PGT's Statement of Effective Rates and Charges or (iii) the quantity of gas that Pacific Gas and Electric Company (PG&E) is capable of accepting at Malin for Converting Shipper's account, or (iv) Converting Shipper's nomination to PGT.

                 VI.  RATE(S), RATE SCHEDULES, AND
              GENERAL TERMS AND CONDITIONS OF SERVICE
                            (continued)

     The Reservation Charge Credit for each Credit Day for a particular Converting Shipper shall be computed as follows:

Reservation Charge
Credit for Each       =          A      x     B - C
                              -------         ------
Credit Day                     30.4             B

where  A =  Converting Shipper's Monthly Reservation Charge
       B = Converting Shipper's confirmed daily nomination for the Credit Day
       C = Actual quantity of gas delivered by PGT to PG&E at Malin for Converting Shipper's account for the Credit Day

          Except as provided for in Paragraphs 6.6 and 6.9 of this Agreement, these circumstances are the only circumstances are the only circumstances under which a Reservation Charge Credit will be provided and except to this limited extent, the provisions of Paragraph 10.3 of PGT's General Terms and Conditions continue to apply.

     6.6 If PGT fails to deliver to a primary delivery point on its system other than Malin, Oregon ninety-five percent (95%) or more of the aggregate Confirmed Daily Nominations (as hereinafter defined) of all Converting Shippers at such primary delivery point other than Malin receiving service under this rate schedule (hereinafter referred to as the "Non-Deficiency Amount") for more than twenty-five (25) days that PGT so fails to deliver the Non-Deficiency Amount (a "Credit Day"), Converting Shipper shall be entitled to a Reservation Charge Credit calculated in the manner hereinafter set forth.

           For the purpose of this Paragraph 6.6, Confirmed Daily Nomination shall mean for any day, the lesser of (I) Converting Shipper's Maximum Daily Quantity or (ii) the quantity of gas that the connecting downstream pipeline(s), local distribution company pipeline(s), or end-user(s) is/are capable of accepting for Converting Shipper's account at Converting Shipper's primary point(s) of delivery on PGT or (iii) the quantity of gas that the connecting pipeline upstream of PGT is capable of delivering for the Converting Shipper's primary point(s) of receipt on PGT less Converting Shipper's requirement to provide compressor fuel and line losses under PGT's Statement of Effective Rates and Charges, or (iv) Converting Shipper's nomination to PGT.

                     VI.  RATE(S), RATE SCHEDULES, AND
                  GENERAL TERMS AND CONDITIONS OF SERVICE
                                (continued)

          The Reservation Charge Credit for each Credit Day for a particular Converting Shipper shall be computed as follows:

Reservation Charge
Credit for Each       =          A      x     B - C
                               -----          -----
Credit Day                     30.4            B

where     A =  Converting Shipper's Monthly Reservation Charge
          B = Converting Shipper's confirmed daily nomination for the Credit Day
          C = Actual quantity of gas delivered by PGT to a Converting Shipper's primary delivery point(s) (other than Malin) for Converting Shipper's account for the Credit Day

          Except as provided for in Paragraphs 6.5 and 6.9 of this Agreement, these circumstances are the only circumstances under which a Reservation Charge Credit will be provided and except to this limited extent, the provisions of Paragraph 10.3 of PGT's General Terms and Conditions continue to apply.

   6.7 For the purposes of Paragraphs 6.5, 6.6, 6.9, and 7.9 of this Agreement, (i) the term "Converting Shipper" shall mean any Shipper receiving service under PGT's Effective Rate Schedule which has converted its firm transportation service from Rate Schedule T-3 in accordance with the FERC's July 2, 1993 order at Docket No. RS92-46, and
(ii) the term "Contract Year" shall be the period of twelve (I 2) consecutive months commencing the first month that this Agreement becomes effective and each such consecutive twelve (I 2) month period thereafter during the term of this Agreement.

   6.8  The Reservation Charge Credit contemplated in Paragraphs 6.5,
6.6 and 6.9 of this Agreement shall only apply to the reservation charges associated with the firm capacity that Shipper has not permanently released in accordance with PGT's Transportation General Terms and Conditions.





                VI.  RATE(S), RATE SCHEDULES, AND
              GENERAL TERMS AND CONDITIONS OF SERVICE
                             (continued)


     6.9 Shipper shall be relieved from its Reservation Charge payment obligation for any period ("Relief Period") when an unforeseeable action, after service commences on the PGT Expansion Project, by the federal or provincial governments of Canada or the United States having jurisdiction ("Event") occurs which: (1) prohibits directly all gas exports or imports through the PGT Expansion Project, or (2) prohibits through economic means intended to have prohibitory effect, all gas exports or imports from Canada to the U.S.. This provision shall only apply, however, if the Event: is equally applicable to all Converting Shippers subject to such governmental jurisdiction; is not peculiar to the circumstances of a particular Converting Shipper; and is not attributable to the actions or non-actions of any particular Converting Shipper. In order for Shipper to invoke this provision, Shipper must notify PGT of such Event within four weeks after Shipper becomes aware of such Event. The Relief Period shall commence twelve months after service is curtailed as a result of such Event'("Commencement Date") provided Shipper has resisted such Event by all reasonable means (including appeals) within the twelve month period whether or not all such appeals have been resolved as of the Commencement Date.
     If this provision is invoked by a Shipper to relieve its Reservation Charge payment obligations, PGT shall have the unilateral right during the first two years of the Relief Period to terminate the Firm Transportation Service Agreement with that Shipper, however, such right to terminate may be exercised by PGT only if the PG&E and ANG Firm Transportation Service Agreements are coincidentally terminated.

     6.10 The Reservation Charge Relief contemplated in Paragraph 6.9 of this Agreement shall terminate and have no force or effect if the FERC should require PGT to offer such relief to any Part 284 firm shipper on PGT which is not a "Converting Shipper" as that term is defined in Paragraph 6.7 of this Agreement.


                          VII.  MISCELLANEOUS

     7.1 This Agreement shall be interpreted according to the laws of the State of California.

     7.2 Unless otherwise stated in this Agreement, in the case of inconsistencies between this Agreement, the applicable Transportation General Terms and Conditions, and PGT's Effective Rate Schedule , the applicable Transportation General Terms and Conditions and PGT's Effective Rate Schedule shall control. In the case of inconsistencies between PGT's Effective Rate Schedule and the applicable Transportation General Terms and Conditions, PGT's Effective Rate Schedule shall control.

                        VII.  MISCELLANEOUS
                            (continued)

     7.3 Shipper agrees to indemnify and hold PGT harmless for refusal to transport gas hereunder in the event any upstream or downstream
transporter fails to receive or deliver gas as	contemplated by this
Agreement, except to the extent such failure to receive or deliver gas by the upstream or downstream transporter is a direct result of PGT's failure to perform according to the terms and conditions of this Agreement.

     7.4 Unless herein provided to the contrary, any notice called for in this Agreement shall be in writing and shall be considered as having been given if delivered by facsimile or registered mail with all postage or charges prepaid, to either PGT or Shipper at the place designated below. Routine communications, including monthly statements , shall be considered duly delivered when received by ordinary mail or facsimile. Payments shall be considered duly delivered when received by ordinary mail, registered mail, or electronic wire transfer. Shipper's daily nomination shall be considered as duly delivered when received by electronic data interchange when such system(s) is/are available. If such system(s) is/are not available, Shipper's daily nominations shall be considered duly delivered when received by facsimile. Unless changed, the addresses of the parties are as follows:

          "PGT"          PACIFIC GAS TRANSMISSION COMPANY
                         160 Spear Street
                         Room 1900
                         San Francisco, California 94105-1570
                         Attention:  President & CEO

          "Shipper"     SAN DIEGO GAS & ELECTRIC COMPANY
                        101 Ash Street
                        San Diego, California 92101
                        Attention:  Manager, Fuels Department

     7.5 A waiver by either party of any one or more defaults by the other hereunder shall not operate as waiver of any future default or defaults, whether of a like or of a different character.

     7.6 This Agreement may only be amended by an instrument in writing executed by both parties hereto.

     7.7 Nothing in this Agreement shall be deemed to create any rights or obligations between the parties hereto after the expiration of the Initial or Subsequent Terms set forth herein, except that termination of this Agreement shall not relieve either party of the obligation to correct any quantity imbalances or Shipper of the obligation -.to pay any amounts due hereunder to PGT.

                          VII.  MISCELLANEOUS
                             (continued)

     7.8 Exhibits A and C attached hereto are incorporated herein by reference and made a part hereof for all purposes.

     7.9 If PGT modified or changes any term or condition specified in an effective Firm Transportation Service Agreement with any Converting Shipper receiving service under PGT's Effective Rate Schedule, within sixty (60) days thereafter, PGT shall offer to make the same term(s) and condition(s) applicable to any other Converting Shipper then receiving service under the Effective Rate Schedule.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                            PACIFIC GAS TRANSMISSION COMPANY

                            By:  __________________________________

                            Name:     Stephen P. Reynolds

                            Title:      President & CEO

                            SAN DIEGO GAS & ELECTRIC COMPANY

                            By:  __________________________________

                            Name:     Edwin A. Guiles

                            Title: Senior Vice President - Energy Supply

                            Date:       October 11, 1994

                            EXHIBIT A

                              To the
               FIRM TRANSPORTATION SERVICE AGREEMENT
                 Dated                    Between
                 PACIFIC GAS TRANSMISSION COMPANY
                               And
                 SAN DIEGO GAS & ELECTRIC COMPANY




Primary             Primary              Maximum Daily Quantity (MDQ)
Receipt             Delivery             (Delivered) MMBtu/d(1)
Point(4)            Point(4)

                                        Summer(2)          Winter(3)

Kingsgate,          Malin, Oregon       52,508             52,508
British Columbia








(1) Shipper's Maximum Daily Quantity or MDQ for service under this Agreement, the Effective Rate Schedule, and the Transportation General Terms and Conditions shall be based on the quantity of gas delivered at Shipper's point(s) of delivery as stated in this Exhibit A.

(2)  Summer = April through September

(3)  Winter = October through March

(4) Shipper may designate secondary points of receipt and/or delivery in accordance with Paragraph 29 of the Transportation General Terms and Conditions.

          TO BE COMPLETED WHEN SHIPPER RELEASES CAPACITY

                            EXHIBIT C

                             To the
            FIRM TRANSPORTATION SERVICE AGREEMENT
                   Dated               Between
                PACIFIC GAS TRANSMISSION COMPANY
                              And
                SAN DIEGO GAS & ELECTRIC COMPANY



Type of Replacement Service:

Replacement Shipper:

Receipt Point:

Delivery Point:

Maximum Daily Quantity:

Commencement of Credit:

Termination of Credit:

Level of Credit:    __________percent of the maximum rate defined as
                    __________________________________________
                    __________________________________________

                    applicable for service under Rate Schedule FTS-1

Other Terms and Conditions:

1)_______________________________________________________________

2)_______________________________________________________________

3)_______________________________________________________________